UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                               (AMENDMENT NO. 1)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 2, 2010


                               BARON ENERGY, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                       333-146627              26-0582528
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)         File Number)       Identification Number)

         392 W. Mill Street,
          New Braunfels, TX                                       78130
(Address of principal executive offices)                        (Zip Code)

                                 (830) 608-0300
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

On June 8, 2010, Baron Energy, Inc. (the "Company," "we," "us," "our") filed a Current Report on Form 8-K (the "Original Form 8-K") regarding an extension and modification to the loan agreement between American State Bank ("ASB") and the Company (the "ASB Loan Modification"). We are filing this Current Report on Form 8-K/A to amend the Original Form 8-K to update the disclosure therein by adding the following Item 3.02 information.

3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Under the terms of our loan agreements with subordinated lenders, Charles W. Darter, Jr. ("Darter") and BaseLine Capital, Inc. ("BaseLine"). any modification to our loan with ASB required the consent of Darter and Baseline. In connection with Darter's consent to the ASB Loan Modification, on June 15, 2010, we issued Darter 250,000 shares of our common stock, valued at $50,000. In connection with Baseline's consent to the ASB Loan Modification, on June 15, 2010, we issued the following affiliates of Baseline, per Baseline's instructions, an aggregate of 557,435 shares of our common, valued at $111,487.

      Name                           Number of Shares         Value
      ----                           ----------------        --------

Karl Reiter                               27,872             $  5,574
Jerry E. Polis Family Trust               83,615             $ 16,723
Jerry Ehrens                              83,615             $ 16,723
Davric Corporation                       362,233             $ 72,467
                                        --------             --------

TOTAL                                    557,435             $111,487
                                        ========             ========

All of the securities offered and sold in such transactions were offered and sold in reliance upon the private placement exemption from registration under
Section 4(2) of the Securities Act of 1933, as amended. We relied on this exemption based on the fact that (1) there were a limited number of recipients of such securities, and there was no general solicitation or advertising for the purchase of the securities, (2) all such investors were accredited investors or otherwise, either alone or through a purchaser representative, had knowledge and experience in financial and business matters such that each was capable of evaluating the risks of the investment, and (3) the investors took their securities for investment purposes without a view to distribution. The securities offered and sold as described herein have not been registered under the Securities Act, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BARON ENERGY, INC.

Date: April 4, 2011                 By: /s/ Ronnie L. Steinocher
                                       -----------------------------------------
                                    Name:  Ronnie L. Steinocher
                                    Title: President and Chief Executive Officer


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